UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	01-19826 (Commission File Number)	52-1604305 (IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia		30701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (706) 629-7721

__________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 1.01  Entry into a material Definitive Agreement

On November 15, 2005, Mohawk Industries, Inc. (the "Company") entered into an employment agreement with W. Christopher ("Chris") Wellborn as described in Item 5.02 below.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Under the terms of the employment agreement,  Mr. Wellborn will receive an initial salary of $700,000 per year, together with customary benefits, and be eligible to earn a bonus of up to 100% of his salary based on the achievement of goals established under the Company's bonus plan. In addition, Mr. Wellborn will be granted 50,000 of the Company's stock options. The employment agreement expires December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

Date: November 18, 2005 By: /s/ MICHEL S. VERMETTE
Michel S. Vermette
V.P. & Corporate Controller